Goodrich Corporation Fourth Quarter and Full Year 2006 Results February 1, 2007

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's February 1, 2007 Fourth Quarter 2006 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Highlights

Fourth Quarter 2006 Highlights Fourth quarter 2006 results, compared to fourth quarter 2005 Sales grew 10 percent, with growth in all segments and major market channels Segment operating margin increased from 11.2 percent to 12.5 percent Net income per diluted share was $0.78, reflecting 39 percent growth Includes expected renewal of R&D tax credit and other tax adjustments totaling $24 million, or $0.19 per diluted share $6 million, or $0.05 per diluted share, had been anticipated in the prior outlook Includes pre-tax expenses of $10 million, or $0.05 per diluted share, associated with stock-based compensation which was recorded earlier than previously expected Business Highlights Announced agreement with Airbus to provide nacelle and thrust reverser systems for all variants of the A350 XWB New organizational alignment, effective January 1, 2007 Continuing negotiations with Boeing on a new landing gear contract Delivering landing gear to Boeing under an interim agreement

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 4th Qtr 2006 4th Qtr 2005 Change Sales $1,535 $1,398 10% Segment operating income $191 $156 22% - % of Sales 12.5% 11.2% +1.3% Income - Continuing Operations - Net Income $99 $99 $64 $70 55% 42% Diluted EPS - Continuing Operations - Net Income $0.78 $0.78 $0.51 $0.56 53% 39% Fourth Quarter 2006 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) Full Year 2006 Full Year 2005 Change Sales $5,878 $5,397 9% Segment operating income $761 $622 22% - % of Sales 13.0% 11.5% +1.5% Income - Continuing Operations - Net Income $481 $482 $244 $264 97% 83% Diluted EPS - Continuing Operations - Net Income $3.80 $3.81 $1.97 $2.13 93% 79% Full Year 2006 - Financial Summary Year-over-Year Performance

Fourth Quarter 2006 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS Fourth Quarter 2005 - Income from Continuing Operations $1,398 $64 $0.51 Increased overall volume, efficiency, mix, other $123 $6 $0.04 Other income (expense) ($3) ($0.03) Change in effective tax rate (R&D tax credit, other tax items) $24 $0.19 Foreign exchange translation costs $14 ($7) ($0.05) Decreased pension expense $3 $0.03 Aerostructures cumulative catch-up adjustment and termination of Boeing 737NG spoiler contract (2005) $12 $0.09 Restructuring and consolidation charges $6 $0.05 Stock-based compensation ($6) ($0.05) Fourth Quarter 2006 - Income from Continuing Operations $1,535 $99 $0.78

Fourth Quarter 2006 Year-over-Year Segment Results Engine Systems Segment 4th Quarter 2006 4th Quarter 2005 Change Change Dollars in Millions 4th Quarter 2006 4th Quarter 2005 $ % Sales $628 $576 $51 8.9% Segment OI $107 $96 $11 11.2% % Sales 17.1% 16.7% N/A +0.4% Included above: Restructuring and Consolidation Charges -- ($5) $5 N/A Sales: Engine Systems segment sales of $627.7 million in the quarter ended December 31, 2006 increased $51.3 million, or 8.9 percent, from $576.4 million in the quarter ended December 31, 2005. The increase was primarily due to the following: Higher large commercial airplane aftermarket, including maintenance, repair and overhaul, volume of approximately $38 million, primarily in our aerostructures business, and Higher large commercial airplane original equipment volume of approximately $23 million, primarily in our aerostructures business. The increase in sales was partially offset by small declines in our industrial gas turbine products and regional and business airplane aftermarket sales. Operating Income: Engine Systems segment operating income of $107.2 million in the quarter ended December 31, 2006 increased $10.8 million, or 11.2 percent, from $96.4 million in the quarter ended December 31, 2005. Segment operating income was higher due primarily to: Higher sales volume and improved mix of products as described above, and The absence of fourth quarter 2005 charges totaling $19 million associated with the termination of a Boeing 737NG aircraft spoiler contract and lower cumulative catch-up charges on long-term contracts. The increase in the Engine Systems segment operating income was partially offset by: Higher research and development expense associated with new aircraft platforms of approximately $6 million, Unfavorable foreign currency translation, primarily in the engine controls business, of approximately $3 million, Expense of $3 million associated with the 2007 stock-based compensation costs, and Higher costs associated with the implementation of a new ERP system.

Fourth Quarter 2006 Year-over-Year Segment Results Airframe Systems Segment 4th Quarter 2006 4th Quarter 2005 Change Change Dollars in Millions 4th Quarter 2006 4th Quarter 2005 $ % Sales $510 $472 $38 8.1% Segment OI $24 $21 $3 14.6% % Sales 4.8% 4.5% N/A +0.3% Included above: Restructuring and Consolidation Charges -- -- -- N/A Sales: Airframe Systems segment sales of $510.6 million for the quarter ended December 31, 2006 increased $38.3 million, or 8.1 percent, from $472.3 million for the quarter ended December 31, 2005. The increase was primarily due to the following: Higher Boeing large commercial airplane OE sales of approximately $15 million, and Higher large commercial airplane aftermarket sales of approximately $17 million, primarily in our landing gear, actuation and aircraft wheels and brakes businesses. Operating Income: Airframe Systems segment operating income of $24.4 million for the quarter ended December 31, 2006 increased $3.1 million, or 14.6 percent, from $21.3 million for the quarter ended December 31, 2005. This increase in operating income was a result of the following: Higher sales volume and improved mix of products as described above, and Lower operating costs of approximately $14 million, primarily due to lower research and development costs, supply chain savings, and productivity improvements, primarily in our actuation systems and landing gear businesses. Partially offsetting these increases were: Unfavorable foreign currency translation in the actuation systems and landing gear businesses of approximately $7 million, Higher raw material prices, primarily in the landing gear business, of approximately $9 million, Expense of $2 million associated with the 2007 stock-based compensation costs, The unfavorable impact of a strike at Alcoa that delayed some wheel and brake deliveries and an unfavorable LIFO inventory adjustment, and Higher costs associated with the implementation of a new ERP system.

Fourth Quarter 2006 Year-over-Year Segment Results Electronic Systems Segment Sales Electronic Systems segment sales of $397.0 million in the quarter ended December 31, 2006 increased $47.9 million, or 13.7 percent, from $349.1 million in the quarter ended December 31, 2005. The increase was primarily due to: Higher sales volume of approximately $20 million for defense and space products and services, primarily in our fuel and utility systems, sensor systems and power systems business units, partially offset by a decline in sales volume in our propulsion systems business, Higher sales volume of approximately $6 million for regional and general aviation airplane original equipment products in our aircraft interior products, sensor systems and power systems businesses, and Higher sales volume of $19 million for large commercial original equipment and aftermarket products in nearly all of our businesses. Operating Income: Electronic Systems segment operating income of $59.7 million in the quarter ended December 31, 2006 increased $21.0 million, or 54.3 percent, from $38.7 million in the quarter ended December 31, 2005. Segment operating income was higher due primarily to: Higher sales volume and improved mix of products as described above, and Lower engineering costs for new programs in our aircraft interior products and fuel and utility systems businesses and lower restructuring expense in our lighting systems business totaling approximately $8 million. The increase in segment operating income was partially offset by increased costs associated with increased SG&A costs in our optical and space systems business from the fourth quarter 2005 acquisition of SUI, stock-based compensation costs, unfavorable foreign exchange translation and costs associated with the implementation of a new ERP system. 4th Quarter 2006 4th Quarter 2005 Change Change Dollars in Millions 4th Quarter 2006 4th Quarter 2005 $ % Sales $397 $349 $48 13.7% Segment OI $60 $39 $21 54.3% % Sales 15.0% 11.1% N/A +3.9% Included above: Restructuring and Consolidation Charges -- ($5) $5 N/A

Summary Cash Flow Information Item (Dollars in Millions) 4th Quarter 2006 4th Quarter 2005 Net income $99 $70 Depreciation and Amortization $63 $56 Working Capital* - (increase)/decrease - defined as the sum of A/R, Inventory and A/P $34 $74 Deferred income taxes and taxes payable $27 $17 Accrued expenses, other (including pension contributions) $42 ($67) Cash Flow from Operations $265 $150 Pension Contributions - worldwide $15 $105 Capital Expenditures $103 $112 * 4th quarter 2006 Includes ($22) million increase in Preproduction and Excess over Average Inventory, compared to an increase of ($5) million in the 4th quarter 2005

Sequential Quarter Financial Results

Fourth Quarter 2006 Sequential Period Segment Results 4th Quarter 2006 3rd Quarter 2006 Change Change Dollars in Millions 4th Quarter 2006 3rd Quarter 2006 $ % Sales Engine Systems Airframe Systems Electronic Systems Total Sales $628 $510 $397 $1,535 $583 $481 $372 $1,436 $45 $29 $25 $99 8% 6% 7% 7% Segment OI Engine Systems Airframe Systems Electronic Systems Total Segment OI $107 $24 $60 $191 $116 $31 $50 $197 ($9) ($7) $10 ($6) (8%) (22%) 20% (3%) Segment Margin Engine Systems Airframe Systems Electronic Systems Overall Segment Margin 17.1% 4.8% 15.0% 12.5% 19.9% 6.4% 13.5% 13.7% N/A N/A N/A N/A -2.8% -1.6% 1.5% -1.2%

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 9 16 7 27 6 3 26 6 Full Year 2006 Sales by Market Channel Total Sales $5,878M Large Commercial Aircraft Aftermarket 27% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 9% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 25% Other 6% Heavy A/C Maint. 3% OE AM Balanced business mix Regional, Business & Gen. Av. OE 7% Total Commercial Aftermarket 36% Total Commercial OE 33% Total Defense and Space 25%

Engine Systems Segment Sales Mix Sales by Market Channel Full Year 2006 Actual Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other 8 26 6 35 5 0 13 7 Other 7% Boeing Commercial OE 8% Airbus Commercial OE 26% Large Commercial Aircraft Aftermarket 35% Regional, Business & General Aviation Aftermarket 5% Defense & Space, OE & Aftermarket 13% Regional, Business and General Aviation OE 6% High, sustainable margins Highest, fastest growth aftermarket proportion Growth in Regional OE Defense and space sales growth expected to resume in 2007

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 14 12 6 26 7 8 24 3 Airframe Systems Good Balance Airbus and Boeing Commercial & Military High aftermarket content Significant margin expansion opportunity Sales by Market Channel Full Year 2006 Actual Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 14% Airbus Commercial OE 12% Defense & Space, OE & Aftermarket 24% Other 3% Heavy A/C Maint. 8% Regional, Business & Gen. Av. OE 6% Large Commercial Aircraft Aftermarket 26%

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military Other East 4 6 11 17 7 48 8 Electronic Systems Segment Almost 50% Defense & Space sales Significant Intelligence, Surveillance and Reconnaissance presence/growth Other 7% Boeing Commercial OE 4% Large Commercial Aircraft Aftermarket 17% Airbus Commercial OE 6% Regional, Business and General Aviation Aftermarket 7% Defense & Space, OE & Aftermarket 48% Sales by Market Channel Full Year 2006 Actual Regional, Business and General Aviation OE 11%

Sales by Market Channel Fourth Quarter 2006 Change Analysis Market Channel Primary Market Drivers Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Market Channel Primary Market Drivers 4Q 2006 vs. 4Q 2005 4Q 2006 vs. 3Q 2006 Full Year 2006 vs. Full Year 2005 Boeing and Airbus - OE Production Aircraft Deliveries 13% 15% 15% Regional, Business & General Aviation - OE Aircraft Deliveries 8% 2% 18% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 13% 3% 15% Defense and Space - OE and Aftermarket US, UK Defense Budgets 6% 8% (1%) Heavy Airframe Maintenance Aircraft aging, Parked Fleet (9%) (1%) (18%) Other IGT, Other 8% 4% 6% Goodrich Total Sales 10% 7% 9%

2007 Outlook

2007 Outlook 2007 Outlook - Sales - outlook increased to a range of $6.2 - $6.4 billion 6 - 9 percent increase over 2006 Expected sales growth in all segments Expected sales growth in all major market channels Net income per diluted share - outlook increased to $2.95 - $3.15, including: Margin improvement in Airframe Systems and Electronic Systems segments; sustained high margin performance in Engine Systems segment Effective tax rate of 32 - 33 percent Assumes successful completion of negotiations on new long-term agreement to supply landing gear to Boeing Assumes flat pension plan expense in 2007, compared to 2006 (including curtailments) Increased foreign exchange translation costs of about $26 million compared to 2006, most in first half of 2007

2007 Outlook 2007 Outlook Cash flow - net cash flow provided by operating activities, minus capital expenditures: Now expected to be 60 - 75% percent of net income Capital expenditures of $270 - $290 million Approximately 40% expected to be associated with: Investments in low cost country manufacturing, Previously announced MRO facility expansions and new facilities to support aftermarket sales growth Capital expenditures related to the company-wide implementation of a new ERP system Preproduction and excess over average inventory Expected to grow about $100 million Investments in new programs - primarily Boeing 787 and Airbus A350 XWB Worldwide pension plan contributions of approximately $100 million

2007 Sales Expectations By Market Channel Full Year 2006 Sales Mix Market 2007 Market Growth 2007 Goodrich Growth Market expectations - 2008 and beyond 9% 17% 26% Boeing OE Del. Airbus OE Del. Total (GR Weight) 12% 3% 7% About the same as OE delivery increases Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 7% Regional/Bus/GA OE (Weighted) ~5% ~10% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 33% Aftermarket (Commercial/ Regional/Bus/GA) 4 - 5% Higher than market-based growth rate Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket ~5% 3 - 5% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 3% Heavy Maintenance Approx. Flat Sales fluctuate based on A/C age, timing and type of overhaul 6% Other Approx. Flat 100% Total 5 - 6% 6 - 9%

2007 Outlook Summary Continued robust growth in major commercial aerospace original equipment and aftermarket channels Expect segment OI margins to expand to 13 - 14% in 2007 Operational excellence and aftermarket growth On track to achieve 15% segment OI margin by 2009 Expect growth in EPS from continuing operations to be greater than sales growth 2007 Outlook does not include Impact of acquisitions or divestitures Resolution of A380 claim to Northrop Grumman Sales growth, margin expansion and EPS growth solidly on track with expectations

Goodrich - 2007 and Beyond

Financial Goals and Strategic Initiatives Drivers of Long-Term Growth and Performance Financial Goals - Perpetuate and grow the enterprise over the long-term Revenue growth greater than the underlying market metric Margin expansion 15 percent segment operating income margin by 2009 Sustained growth thereafter Cash flow conversion at, or greater than, 100 percent over the cycle Strategic Initiatives - to achieve financial and business goals: Balanced Growth Use portfolio mass and breadth to grow all market channels Pursue opportunities in defense and space markets Continue to enhance Intelligence, Reconnaissance and Surveillance positions Leverage the enterprise Drive cost efficiency and leverage technologies/capabilities Balanced application of resources and capital allocation Operational excellence Continuous improvement Supply chain management, including low cost country sourcing and manufacturing

Aerospace and Defense Themes Commercial Aircraft Original Equipment Production New orders for commercial aircraft, including regional aircraft, remain very strong Manufacturers continue to raise production rates Deliveries expected to increase 7 - 8 percent in 2006 Continued strong demand for larger regional jets Commercial Aircraft Aftermarket Products and Services Worldwide growth in available seat miles supports demand for replacement parts and repair and overhaul services Expect 4 - 5 percent growth over the long-term Consistent and predictable over the cycle Aging aircraft fleet drives additional growth for many popular models of aircraft Defense and Space Products and Services Strong aftermarket demand for existing platforms (new and retrofit) New opportunities for mission equipment and intelligence, surveillance and reconnaissance (ISR) products

Great market positions Good top line growth - sustainable, above market metric growth Continued strong commercial airplane original equipment growth Expect commercial aftermarket growth greater than market growth (ASM's) Continued growth in defense and space driven by ISR technology, upgrades and retrofits of existing products and new aircraft programs Delivering on substantial margin improvement opportunity Improved segment operating income margin from 11.5% in 2005 to 13.0% for the full year 2006 Expect to achieve at least 15% segment operating income margin by 2009 Sustainable margin expansion and income growth beyond the OE cycle Driving cash flow conversion levels toward 100% The Value Proposition for Goodrich 2007 - 2011 Expectations Entire organization focused on margin expansion and cash flow growth